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                                                                    Exhibit 99.3


                          SECURED REVOLVING LINE NOTE

$3,000,000.00                                                    April 15, 1999
                                                          Boston, Massachusetts



     On May 31, 2001, for value received, the undersigned, jointly and severally promise to pay to the order of Fleet National Bank (the "Bank") at the office of Bank at One Federal Street, Boston, Massachusetts 02110, or such other place as the Bank shall designate, Three Million ($3,000,000.00) Dollars, or such lesser principal amount advanced to the undersigned by the Bank under the revolving line of credit established pursuant to a Loan Agreement of even date (the "Agreement"), which remains outstanding, together with interest thereon as
follows:   (i)  on outstanding principal designated as a Prime Rate Loan pursuant to Section 2.05 of the Agreement, interest shall accrue from the date thereof, payable monthly in arrears on the first day of each calendar month prior to the due date thereof, and upon the due date thereof, at a fluctuating interest rate per annum equal to the Bank's Prime Rate in effect from time to time. Each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate. "Prime Rate" shall mean the rate of interest announced by the Bank in Boston, Massachusetts, from time to time as its Prime Rate, it being understood that such rate is a reference rate and not necessarily the lowest rate of interest charged by Bank, (ii) on outstanding principal designated as a Libor Loan pursuant to Section 2.05 of the Agreement, interest shall accrue from the Borrowing Date for such Advance through and including the Maturity Date chosen by the undersigned with respect to such Advance, at a fixed interest rate per annum equal to the aggregate of the Adjusted Libor plus Margin, and shall be payable on the sooner of the first day of each month or the Maturity Date. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

     This note shall, at the option of the Bank, become immediately due and payable without notice or demand upon the occurrence of any Event of Default under the Agreement, subject to any applicable grace periods set forth therein.

     If this note is not paid in full on the date of maturity or upon the exercise by the holder of its rights in the event of the undersigned default, interest on unpaid balances shall thereafter be payable at an interest rate per annum equal to four (4%) percent greater than the rate of interest specified herein.

     Any and all deposits or other sums at any time or times credited by or due from the holder to, and all securities or other property in possession of the holder for safekeeping or otherwise and belonging to, any maker, indorser, or guarantor of this note are and shall be subject to a security interest in favor of the holder to secure payment of this note and the payment and performance of any and all other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due or that may hereafter be contracted, of said respective maker, indorser, or guarantor to the holder. Upon any of the events specified above or upon
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non-payment of this note or any of such liability or obligation whenever due, and at any time or times thereafter, without any demand or notice, except to such extent as notice may be required by applicable law, the holder may sell or dispose of any or all such securities or other property and may exercise any and all the rights accorded the holder by the Massachusetts Uniform Commercial Code. Upon the occurrence of an Event of Default under the Agreement the holder may apply or set off such deposits or other sums at any time whether or not the liability of the maker, indorser or guarantor is then due. The provisions of this paragraph are cumulative to, and not exclusive of, any other rights that the holder has with respect to such deposits, sums, securities or other property under other agreements or applicable principles of law. The holder shall have no duty to take steps to preserve rights against prior parties as to such securities or other property.

     Every maker, indorser, and guarantor of this note, or the obligation represented by this note, waives presentment, demand, notice, protest, and all other demands or notices in connection with the delivery, acceptance, indorsement, performance, default, or enforcement of this note, assents to any and all extensions or postponements of the time of payment or any other indulgence, to any substitution, exchange, or release of collateral, and/or to the addition or release of any other party or person primarily or secondarily liable, and generally waives all suretyship defenses and defenses in the nature thereof.

     The undersigned will pay all reasonable costs and expenses of collection, including reasonable attorneys' fees, incurred or paid by the holder in enforcing this note or the obligations hereby evidenced, to the extent permitted by law.

     No delay or omission of the holder in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the holder of any payment after acceleration shall not be deemed a waiver of such acceleration. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

     The holder need not enter payments of principal or interest upon this note but may maintain a record thereof on a separate ledger maintained by the holder.

     The word "holder" as used in this note shall mean the payee or indorsee of this note who is in possession of it or the bearer if this note is at the time payable to bearer.

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     THE UNDERSIGNED AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND
INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THAT THE UNDERSIGNED OR THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE UNDERSIGNED ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.


     All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. This Note is issued pursuant to the Agreement, which more explicitly describes the rights and obligations of the undersigned and the Bank.

     In the event of prepayment of this note, whether by acceleration or otherwise, all principal amounts prepaid with respect to Libor Loans shall be subject to "make whole" prepayment provisions as more particularly described in the Agreement.

     All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this note shall be deemed to be under seal.

     If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the undersigned shall pay to the Bank a late fee equal to four (4%) percent of the required payment.

     The undersigned hereby authorizes the Bank to debit its loan account created pursuant to the Agreement for any payments required hereunder, whether principal, interest or fees. This note is issued pursuant to the Agreement, to which reference may be had with respect to the rights and obligations of the undersigned and the Bank pursuant thereto.



WITNESS:                           SIGHT RESOURCE CORPORATION



/s/  Brian T. Garrity              By: /s/  William T. Sullivan
---------------------                --------------------------
Brian T. Garrity                     William T. Sullivan, President
(As to all)

                              CAMBRIDGE EYE ASSOCIATES, INC.



                              By:/s/  William T. Sullivan
                                ---------------------------------
                                  William T.  Sullivan, President



                              DOUGLAS VISION WORLD, INC.



                              By:/s/  William T. Sullivan
                                ---------------------------------
                                  William T.  Sullivan, President



                              E.B. BROWN OPTICIANS, INC.



                              By:/s/  William T. Sullivan
                                --------------------------
                                  William T.  Sullivan, President



                              EYEGLASS EMPORIUM, INC.



                              By:/s/  William T. Sullivan
                                --------------------------
                                  William T.  Sullivan, President



                              KENT ACQUISITION CORP.


                              By:/s/  William T. Sullivan
                                --------------------------
                                 William T. Sullivan, President



                              SHAWNEE OPTICAL, INC.



                              By:/s/  William T. Sullivan
                                --------------------------
                                  William T.  Sullivan, President

                              VISION PLAZA CORP.



                              By:/s/  William T. Sullivan
                                --------------------------
                                  William T.  Sullivan, President



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THIS NOTE IS SECURED PURSUANT TO SECURITY AGREEMENT (ALL ASSETS) FROM EACH OF
THE MAKERS OF THIS NOTE, ALL OF EVEN DATE HEREWITH.
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